Overview of Fulton Financial Corporation

Creating Value for You and Your Clients

Fulton Financial Corporation

R. Scott Smith, Jr.

Chairman, President & CEO

Forward-Looking Statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Fulton Financial Profile

- Regional financial holding company (formed in 1982)
- 15 community banks and 3 financial services affiliates in 5 states
- 254 community banking offices
- Asset size: $13.7 billion
- Market capitalization: $2.7 billion

What have we accomplished?

- Proven business model
- Consistent performance
- 8.6% compounded annual growth rate in earnings per share
- 24 consecutive years of record earnings
- 31 consecutive years of dividend increases
- 10.2% compounded annual growth rate in dividends per share

Where are we located?

Where are we located?

- The Bank
- Delaware National Bank
- FNB Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- Lebanon Valley Farmers Bank
- The Peoples Bank of Elkton
- Premier Bank
- Resource Bankshares Corporation
- Skylands Community Bank
- Swineford National Bank
- First Washington State Bank
- Somerset Valley Bank
- Columbia Bank



Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
New Jersey
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
CAPE MAY
Maryland
WASHINGTON
CARROLL
FREDERICK
CECIL
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
FAIRFAX
NEW CASTLE
KENT
SUSSEX
Delaware
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL CORPORATION

Mission Statement

- We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees.

  We will conduct all of our business with honesty and integrity.

Stock Performance (1982 - 2005)

- WITHOUT dividend reinvestment:
  14% compounded annual rate of return

- WITH dividend reinvestment:
  18% compounded annual rate of return

Corporate Strategic Initiatives

- Above average, long term shareholder returns
- Driving EPS growth organically
- Diversification of revenue stream
- Creating financial success together with our clients
- Creating career success together with our employees
- Enriching the communities we serve
- Manage risk comprehensively
- Out-product the small, out-service the large
- Execute well

Acquisitions In New Markets

What changes?

- Loan review
- Investments
- Asset/liability management
- Compliance
- Common operating platform
- Audit
- Accounting

What stays the same?

- Bank name
- Board of Directors
- Management team
- Employees

Our Business Model

- Affiliate knows local markets best
- Maintains established local brand value
- Prestigious jobs with empowerment in local markets
- Pricing autonomy
- Affiliate driven goals and execution
- Decisions made here!

Product Availability

- Debit/credit cards
- Residential mortgages
- Specialized lending (leasing and indirect)
- International services
- Correspondent banking
- Investment management
- Brokerage services
- Insurance (whole life, term life, long-term care through advisors)
- Cash management
- On-line banking

Our Relationship Strategy

- Long-term successful employees → - Long-term successful customers → - Long-term successful shareholders

People First!

It's not just a rate, it's a relationship!

Retention Strategy

Service — Relationships — Experience

High Customer Satisfaction

Customer Satisfaction

- *Retail:
  - 90% extremely/very satisfied
- Commercial:
  - 90% extremely/very satisfied
- Fulton Financial Advisors:
  - 80+% very satisfied/satisfied
- Fulton Mortgage Company:
  - 99% of expectations met/exceeded
  - 98% would recommend FMC to others

***Compared to national average of 62%**

Source: 2005 American Banker/Gallup Consumer Survey

Capital Markets Outlook Summary

(Full Text in Your Handouts)

Fulton Financial Advisors

Capital Markets Outlook

- The Economy:
  - Flat yield curve likely to persist
  - Core rate of inflation remains low
  - Slower economic growth for 2006
  - Little inflationary pressure
  - Rate of profit growth 7-8%
  - Rates should peak mid-year leading to stronger bond market in late 2006 and 2007

Capital Markets Outlook

- Equities
  - Looking for positive returns in 2006
  - Favor large cap growth stocks
  - Rate cycle peak should be positive catalyst for equity markets
  - Corporate America in fine shape with profits up nearly 14% in 2005
  - In 2006, expect market multiples of 16.5 –17 times earnings
  - Oil prices remain the wild card

Outlook for Bank Stocks 2006

- Stable to slightly rising net interest margins
- Overall deposit growth between 5-8%
- Overall loan growth between 6-10%
- Credit quality remains strong – some upward pressure on provisions
- Continued growth in fee income
- Prudent expense control
- Growth in net income between 6-9%
- Continuation of stock buy-backs
- Valuations stable to slightly rising

Nationwide Bank M&A Trends:

	2000	2004
Commercial Banks Decrease of 8.2%	8,297	7,614
Number of Branches Increase of 9.2%	63,487	69,360

Lehigh Valley Trends

- Vibrant commercial / residential real estate markets
- Upper middle market owner/operated businesses abound
- Growth in new economy businesses – academic community
- Healthcare is largest regional employer and likely to remain so
- Population growth and density increasing – influx from metro NY/NJ markets
- Residential lot prices increasing with continued upward pressure from national homebuilders seeking expansion opportunities
- Lafayette – Ambassador major market player with ability to out-product the small banks and out-service the large.
- Lafayette –Ambassador financial performance in top quartile of banks in the valley

Opportunities for You and Your Clients

- We are aggressively seeking good-quality loans - longer terms available on select credits
- Residential mortgages and home equity loans
- On-line banking – consumers and businesses
- Financial planning – holistic and relationship oriented
- Health Savings Accounts = Medical IRAs
- Cash Management alternatives – rising rates
- International capabilities for your global clients
- Asset management and trust services - FFA

Questions